UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported): October 2, 2003

ARIAD PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21696	22-3106987

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 LANDSDOWNE STREET
CAMBRIDGE, MASSACHUSETTS 02139
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:
(617) 494-0400

ITEM 5. OTHER EVENTS.
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
EX-1.1 PLACEMENT AGENCY AGREEMENT
EX-5.1 OPINION OF MINTZ LEVIN
EX-10.1 FORM OF STOCK PURCHASE AGREEMENT
EX-99.1 PRESS RELEASE DATED 10-03-03

ITEM 5. OTHER EVENTS.

On October 2, 2003, ARIAD Pharmaceuticals, Inc. commenced the offering of shares of its common stock, par value $0.001 per share, to unaffiliated institutional investors at a purchase price of $6.35 per share, pursuant to the prospectus included in its Form S-3 shelf registration statement (Registration No. 333-106788). Lehman Brothers and Rodman & Renshaw served as placement agents for the offering.

On October 3, 2003, the Registrant publicly disseminated a Press Release announcing it had entered into definitive agreements with investors to purchase 6,438,114 shares in the offering. The information contained in the Press Release dated October 3, 2003 is incorporated herein by reference and attached as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits.

1.1	Placement Agency Agreement, dated October 3, 2003, by and among ARIAD Pharmaceuticals, Inc. and Lehman Brothers Inc. and Rodman & Renshaw, Inc., as placement agents.
5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
10.1	Form of Stock Purchase Agreement by and between ARIAD Pharmaceuticals, Inc. and purchasers of its common stock.
23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in Exhibit 5.1)
99.1	Press Release dated October 3, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARIAD PHARMACEUTICALS, INC.

	By:	/s/ Edward M Fitzgerald

Edward M. Fitzgerald Senior Vice President and Chief Financial Officer
Date: October 3, 2003

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EXHIBIT INDEX

Exhibit
Number	Description

1.1	Placement Agency Agreement, dated October 3, 2003, by and among ARIAD Pharmaceuticals, Inc. and Lehman Brothers Inc. and Rodman & Renshaw, Inc., as placement agents.
5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
10.1	Form of Stock Purchase Agreement by and between ARIAD Pharmaceuticals, Inc. and purchasers of its common stock.
23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in Exhibit 5.1)
99.1	Press Release dated October 3, 2003.

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